Annual Fund Operating Expenses - Brandes Separately Managed Account Reserve Trust - Trust	Jan. 28, 2021	[1]
Operating Expenses:
Management Fees	none	[2]
Other Expenses	none	[3]
Total Annual Fund Operating Expenses	none

[1]	Investors in the Fund must be clients of “wrap account” programs sponsored by broker-dealers which have agreements with the Advisor, or certain other persons or entities. Investors pay management fees and other expenses at the wrap account level. See “Shareholder Information.”
[2]	Investors pay any management fees, advisory fees or expenses at the wrap account level. The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.
[3]	Investors pay any ordinary expenses at the wrap account level. The Fund does not pay any ordinary expenses.